Financial Risk Management - Summary of Ratio of the Shareholders' Equity to Total Liabilities (Detail) $ in Thousands	12 Months Ended
	Dec. 31, 2022 MXN ($)	Dec. 31, 2021 MXN ($)	Dec. 31, 2020 MXN ($)
Disclosure of detailed information about financial instruments [abstract]
Shareholders’ equity –controlling interest	$ 18,638,866	$ 19,288,380	$ 21,792,811
Total liabilities	$ 40,677,296	$ 34,894,485	$ 28,508,390
Ratio of total Shareholders’ equity – controlling interest to liabilities	0.5	0.6	0.8